                                                                   EXHIBIT 10.15

                                                               EXECUTION VERSION

--------------------------------------------------------------------------------
                                 AMENDMENT NO. 2

                           DATED AS OF MARCH 22, 2002

                                       TO

                      AMENDED AND RESTATED CREDIT AGREEMENT
                             DATED OF MARCH 8, 2000

                            ------------------------

                             DOANE PET CARE COMPANY,

                                   AS BORROWER

                              JPMORGAN CHASE BANK,

                             AS ADMINISTRATIVE AGENT

                            ------------------------

                               WACHOVIA BANK N.A.,

                                   AS CO-AGENT

                            ------------------------

                          J.P. MORGAN SECURITIES INC.,

                                AS LEAD ARRANGER

                               WACHOVIA BANK N.A.

                                       AND

                                DANSKE BANK A/S,

                                 AS CO-ARRANGERS

--------------------------------------------------------------------------------

                                 AMENDMENT NO. 2


         AMENDMENT NO. 2 dated as of March 22, 2002 to the Credit Agreement referred to below, among DOANE PET CARE ENTERPRISES, INC., a Delaware corporation ("Holdings"), DOANE PET CARE COMPANY, a Delaware corporation (the "Borrower"), DOANE/WINDY HILL JOINT VENTURE L.L.C., a Texas limited liability company ("Windy Hill"), DPC INVESTMENT CORP., a Delaware corporation ("DPC"), and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as administrative agent (in such capacity, the "Administrative Agent").

         Holdings, the Borrower, the Lenders party thereto and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of May 8, 2000 (as amended by Amendment No. 1 dated as of March 26, 2001 and as otherwise amended, waived or modified and in effect immediately prior to the effectiveness of this Amendment No. 2, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower in an original aggregate principal or face amount not exceeding $410,375,000 and (euro)82,000,000.

         Holdings, the Borrower, the Administrative Agent and certain of the Lenders party thereto wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

         Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

         Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent specified in Section 5 of this Amendment No. 2, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

         2.1. References. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

         2.2. Definitions. Section 1.1 of the Credit Agreement shall be amended by inserting the following definitions (or, in the case of any of the following terms that are already defined in the Credit Agreement, by amending and restating in its entirety such term to read as set forth below):

                  "Additional Senior Subordinated Notes": any senior subordinated notes the Indebtedness under which is permitted to be incurred pursuant to Section 7.2(j).

                  "Agents": the collective reference to the Administrative Agent, the Co-Agent, the Syndication Agent, the Documentation Agent and the European Managing Agent.

                  "Amendment No. 2 Effective Date": the effective date of Amendment No. 2 to this Agreement.

                  "Applicable Margin": for each type of Loan, the rate per annum set forth on the Pricing Grid.

                  "Carat Transaction": the sale by Carat
         Tiernahrungsgesellschaft m.b.H. ("Carat") of certain real property owned on the Amendment No. 2 Effective Date by Carat and located at Hauptplatz 11, A-8190, Birkfeld, Austria, and the lease thereof by Carat as lessee.

                  "Co-Agent":  Wachovia Bank N.A.

                  "Commitment Fee Rate": the rate per annum set forth on the Pricing Grid.

                  "Consolidated Senior Debt": all Consolidated Total Debt (including, without limitation, the Shareholder Notes), other than (a) the Senior Subordinated Notes, (b) any Additional Senior Subordinated Notes and (c) any permitted subordinated refinancing of the Indebtedness described in clauses (a) and (b) hereof.

                  "Deposit Account": defined in the Guarantee and Collateral Agreement.

                  "Excess Leverage Fee": any fee accrued, or accrued, due and payable (as the case may be) pursuant to Section 2.8(d).

                  "Financial Advisor":  Taura Flynn & Associates, LLC.

                  "Larkshall Transaction": the sale by Doane Pet Care (UK) Limited ("Larkshall") of an extruder owned on the Amendment No. 2 Effective Date by Larkshall and located at East Wretham, Thetford, Norfolk, IP24 1QY England, and the lease thereof by Larkshall as lessee.

                  "Net Cash Proceeds": (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale or Recovery Event, net of attorneys' fees, accountants' fees, investment banking fees, broker's or finder's fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset that is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions related to such Asset Sale or Recovery Event and any tax sharing arrangements) and (b) in connection with any issuance or sale of equity securities or debt securities or instruments or the incurrence of loans, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith; provided that, for purposes of any prepayment of the Term Loans or reduction of Revolving Commitments required by Section 2.11 (or otherwise), the calculation of "Net Cash Proceeds" shall also exclude the amount of any payment of the Excess Leverage Fee required to be made in connection with the event giving rise to such prepayment obligation or required reduction of the Revolving Commitments.

                  "Operating Accounts": defined in the Guarantee and Collateral Agreement.

                  "Securities Account": defined in the Guarantee and Collateral Agreement.

                  "Security Documents": the collective reference to the Guarantee and Collateral Agreement, the Mortgages, each control agreement entered into by the Borrower pursuant to Section 6.10(e) and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any property of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document.

                  2.3. Excess Leverage Fee. Section 2.8 of the Credit Agreement shall be amended by adding a new Section 2.8(d) to read as follows:

                  "(d) Except as otherwise agreed in writing by the Required Lenders, an excess leverage fee shall (i) accrue if the Consolidated Senior Debt Ratio exceeds 3.25:1.00 as of March 31, 2003, at a rate equal to 2.5% of the sum of the daily average of the aggregate unpaid principal amount of the Term Loans and the Revolving Loans of all Lenders, calculated for each day during the period commencing on March 31, 2002 and ending on March 31, 2003, and (ii) be due and payable by the Borrower to the Administrative Agent for the account of each Person which on the date required for payment is a Lender, from the Net Cash Proceeds of any Asset Sale or Recovery Event or the issuance or incurrence by Holdings, the Borrower or any Restricted Subsidiary of any Indebtedness or sale or issuance of equity or Capital Stock consummated after March 31, 2003, in each case, to the extent such event requires prepayment of the Term Loans and/or reduction of Revolving Commitments pursuant to Section 2.11, on the date required for such prepayment (but in any event, and regardless of whether any such Net Cash Proceeds shall have been received by any Loan Party, such fee shall be so due and payable by the Borrower not later than the earlier to occur of (x) March 31, 2005 and (y) the date on which all Loans have been repaid in full, including, but not limited to, by way of refinancing thereof); provided that such fee shall be deemed earned by the Lenders and accrued hereunder and shall automatically be due and payable by the Borrower immediately upon the occurrence of any Event of Default described in Section 8(f)(i) or (ii) with respect to the Borrower."


                                Amendment No. 2

                  2.4. Mandatory Prepayments. Section 2.11(d) of the Credit Agreement shall be amended in its entirety to read as follows:

                  "(d) Unless the Required Prepayment Lenders shall otherwise agree, if on any date Holdings, the Borrower or any of its Restricted Subsidiaries shall receive Net Cash Proceeds from any sale or issuance of equity or Capital Stock (except any proceeds of equity sold or issued to the principal equity investors or management or employees and the exercise of options and warrants held by them), then such Net Cash Proceeds shall be applied on such date toward the prepayment of the Term Loans and the reduction of the Revolving Commitments as set forth in Section 2.11(e)."

                  2.5. Pro Rata Treatment and Payment. Section 2.17(a) of the Credit Agreement shall be amended in its entirety to read as follows:

                  "(a) Each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee or Excess Leverage Fee and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Tranche A Term Percentages, Tranche B Term Percentages, Tranche C Term Percentages or Revolving Percentages, as the case may be, of the relevant Lenders."

                  2.6. March 31, 2003 Financial Statements. The last sentence of
Section 6.1 of the Credit Agreement shall be amended in its entirety to read as follows:

                  "Notwithstanding anything herein to the contrary, the Borrower will, (i) not later than March 31, 2003, furnish to the Administrative Agent and each Lender the audited financial statements required to be furnished under clause (a) above for the fiscal year ending on or nearest to December 31, 2002 (without audit qualification or exception as provided in such clause), together with the related certificate required under Section 6.2(a) and (ii) not later than May 8, 2003, furnish to the Administrative Agent and each Lender the unaudited financial statements required to be furnished under clause (b) above for the fiscal quarter ending March 31, 2003, certified by a Responsible Officer as required in such clause, together with the related certificates required under Section 6.2(b)."

                  2.7. Certificates; Other Information. Section 6.2(b) of the Credit Agreement shall be amended by adding the following proviso at the end thereof:

                  "provided that the Compliance Certificate relating to the fiscal quarter of the Borrower ending March 31, 2003 shall include all information and calculations necessary for determining whether the Consolidated Senior Debt Ratio exceeds 3.25:1.00 as of March 31, 2003, for purposes of determining whether the Excess Leverage Fee will accrue pursuant to Section 2.8(d);"



                                Amendment No. 2

                  2.8. Monthly Financial Information. Section 6.2(g) of the Credit Agreement shall be amended by replacing the words "December 31, 2002" appearing therein with the words "March 31, 2003".

                  2.9. Interest Rate Protection. Section 6.9 of the Credit Agreement shall be amended by replacing the parenthetical therein with the following parenthetical: "(including the Senior Subordinated Notes, any Additional Senior Subordinated Notes and other fixed rate indebtedness)".

                  2.10. Additional Collateral, Etc. Section 6.10 of the Credit Agreement shall be amended by adding a new Section 6.10(e) to read as follows:

                  "(e) Use its best efforts (i) with respect to each Operating Account and (ii) with respect to each other Deposit Account and each other Securities Account in existence after the Amendment No. 2 Effective Date (other than any account the credit balance of which shall not exceed $500,000), to enter into control agreements (x) within 45 days of the Amendment No. 2 Effective Date (in the case of the accounts referred to in clause (i) above) and (y) within 45 days of the date which is the later of the date such account shall have come into existence or exceeds the minimum amount set forth above with respect thereto (in the case of the accounts referred to in clause (ii) above), in each case, with the Administrative Agent and the financial institution at which such account is held, in form and substance reasonably satisfactory to the Administrative Agent (and the Administrative Agent shall be authorized for and on behalf of the Lenders to enter into each such agreement)."

                  2.11. Accounts. A new Section 6.11 shall be added to the Credit Agreement to read as follows:

                  "6.11. Accounts. Maintain each Deposit Account and each Securities Account of any Loan Party (other than any account the credit balance of which shall not exceed $500,000) with one or more of the Lenders."

                  2.12. Financial Condition Covenants. Section 7.1 of the Credit Agreement shall be amended in its entirety to read as follows:





                                Amendment No. 2

                  "7.1  Financial Condition Covenants.

                  (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

                      Fiscal Quarter                  Consolidated Leverage Ratio
                      --------------                  ---------------------------
                         3/31/02                               6.35:1.00

                         6/30/02                               6.35:1.00

                         9/30/02                               6.25:1.00

                         12/31/02                              6.25:1.00

                         3/31/03                               5.85:1.00

                    6/30/03 - 9/30/03                          3.25:1.00

                    12/31/03 - 3/31/04                         3.00:1.00

                  6/30/04 and thereafter                       2.75:1.00

                  (b) Consolidated Senior Debt Ratio. Permit the Consolidated Senior Debt Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

                      Fiscal Quarter                  Consolidated Senior Debt Ratio
                      --------------                  ------------------------------
                         3/31/02                                 4.70:1.00

                         6/30/02                                 4.70:1.00

                         9/30/02                                 4.65:1.00

                         12/31/02                                4.65:1.00

                         3/31/03                                 4.30:1.00

                    6/30/03 - 9/30/03                            2.25:1.00

                    12/31/03 - 6/30/04                           2.00:1.00

                  9/30/04 and thereafter                         1.75:1.00


                                Amendment No. 2

                  (c) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                      Fiscal Quarter              Consolidated Interest Coverage Ratio
                      --------------              ------------------------------------
                         3/31/02                                1.80:1.00

                         6/30/02                                1.80:1.00

                         9/30/02                                1.80:1.00

                         12/31/02                               1.80:1.00

                         3/31/03                                1.85:1.00

                    6/30/03 - 9/30/03                           2.60:1.00

                    12/31/03 - 3/31/04                          2.70:1.00

                  6/30/04 and thereafter                        2.75:1.00


                  (d) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                      Fiscal Quarter             Consolidated Fixed Charge Coverage Ratio
                      --------------             ----------------------------------------
                         3/31/02                                 0.80:1.00

                         6/30/02                                 0.80:1.00

                         9/30/02                                 0.80:1.00

                         12/31/02                                0.80:1.00

                         3/31/03                                 0.85:1.00

                    6/30/03 - 9/30/05                            1.00:1.00

                 12/31/05 and thereafter                         0.50:1.00

                  (e) Minimum Consolidated EBITDA. Permit Consolidated EBITDA for any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to be less than the amount set forth below opposite such fiscal quarter:



                                Amendment No. 2

                      Fiscal Quarter                      Consolidated EBITDA
                      --------------                      -------------------
                         3/31/02                              $92,500,000

                         6/30/02                              $90,500,000

                         9/30/02                              $91,500,000

                         12/31/02                             $92,000,000

                         3/31/03                              $95,500,000"

                  2.13. Indebtedness. Section 7.2 of the Credit Agreement shall be amended by (a) deleting the word "and" at the end of clause (h) thereof; (b) replacing the period at the end of clause (i) thereof with "; and"; and (c) adding a new Section 7.2(j) to read as follows:

                  "(j) Indebtedness under senior subordinated notes of the Borrower (including subordinated guarantees thereof by any Restricted Subsidiary that is a Guarantor) issued after the Amendment No. 2 Effective Date, on terms not less favorable to the Borrower than the terms of the Senior Subordinated Notes (other than the coupon, which shall be reasonably satisfactory to the Administrative Agent and the Co-Agent) or otherwise acceptable to the Administrative Agent and the Co-Agent, and any refinancings, refundings, renewals or extensions thereof (without increasing the principal amount, or shortening the maturity, thereof and on other terms not less favorable to the Borrower than the terms of such senior subordinated notes (other than the coupon, which shall be reasonably satisfactory to the Administrative Agent and the Co-Agent) or otherwise acceptable to the Administrative Agent and the Co-Agent; provided that, notwithstanding anything herein to the contrary, upon receipt of the Net Cash Proceeds thereof, such Net Cash Proceeds shall be applied to the prepayment of the Term Loans and the reduction of Revolving Commitments as set forth in Section 2.11(e)."

                  2.14. Restricted Payments. Section 7.6(e) of the Credit Agreement shall be amended in its entirety to read as follows:

                  "(e) the Borrower may repay or redeem the Senior Subordinated Notes or any Additional Senior Subordinated Notes, pursuant to any refinancing thereof permitted under Section 7.2(f) or 7.2(j) (as applicable)."

                  2.15. Capital Expenditures. The last sentence of Section 7.7 of the Credit Agreement shall be amended in its entirety to read as follows:

                  "Notwithstanding anything herein to the contrary, (x) there shall no carryover of any unexpended amounts from the fiscal year ending on or nearest to December 31, 2001 to the next succeeding fiscal year or from the fiscal year ending on or nearest to December 31, 2002 to the next succeeding fiscal year, in either case, under the proviso in


                                Amendment No. 2
         clause (a) above and (y) the amount of Capital Expenditures permitted to be made under said clause (a) for each of the periods of the Borrower set forth below shall be reduced to the amount set forth below opposite such period (or its equivalent in other currencies):

                          Period                               Capital Expenditures
                          ------                               --------------------
                   01/01/02 to 3/31/02                              $ 7,000,000

                   01/01/02 to 6/30/02                              $15,000,000

                   01/01/02 to 9/30/02                              $20,000,000

                   01/01/02 to 12/31/02                             $25,000,000

                   01/01/03 to 3/31/03                              $7,000,000"

                  2.16. Investments.

                  (a) Section 7.8(e) of the Credit Agreement shall be amended in its entirety to read as follows: "[intentionally deleted];".

                  (b) The last sentence of Section 7.8 of the Credit Agreement shall be amended by replacing the words "December 31, 2002" appearing therein with the words "March 31, 2003".

                  2.17. Optional Payments and Modifications of Certain Debt Instruments. Section 7.9(a) of the Credit Agreement shall be amended in its entirety to read as follows:

                  "(a) Make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of or otherwise optionally or voluntarily defease or segregate funds with respect to the Senior Subordinated Notes or any Additional Senior Subordinated Notes, except as permitted under Section 7.2(f) or 7.2(j) (as applicable),".

                  2.18. Transactions With Affiliates. The proviso to Section
7.10 of the Credit Agreement shall be amended by replacing the words "December 31, 2002" appearing therein with the words "March 31, 2003".

                  2.19. Sales and Leasebacks. Section 7.11 of the Credit Agreement shall be amended in its entirety to read as follows:

                  "7.11 Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by Holdings, the Borrower or any Restricted Subsidiary of real or personal property that has been or is to be sold or transferred by Holdings, the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental



                                Amendment No. 2
         obligations of Holdings, the Borrower or such Subsidiary other than:
         (i) Liens pursuant to the MDFC Operating Lease (only on property subject to the MDFC Operating Lease); and (ii) the Larkshall Transaction and the Carat Transaction, together with Liens pursuant thereto otherwise permitted hereunder (only on property which is the subject of such transactions, and only with respect to rental obligations in respect of such property), provided that (x) the Carat Transaction shall constitute an "Asset Sale" for purposes of Section 2.11(b) to the extent the definition of "Asset Sale" shall otherwise apply with respect to such transaction and (y) the Larkshall Transaction shall not constitute an "Asset Sale" for such purpose."

                  2.20. Events of Default. Section 8(l) of the Credit Agreement shall be amended in its entirety to read as follows:

                  "(l) the Senior Subordinated Notes, any Additional Senior Subordinated Notes or any guarantees thereof shall cease, for any reason, to be validly subordinated to the Obligations or the obligations of the Restricted Subsidiaries under the Guarantee and Collateral Agreement, as the case may be, as provided in the indenture therefore, or any Loan Party, any Affiliate of any Loan Party, the trustee in respect of the Senior Subordinated Notes or any Additional Senior Subordinated Notes or the holders of at least 25% in aggregate principal amount of the Senior Subordinated Notes or any Additional Senior Subordinated Notes shall so assert; or"

                  2.21. Expenses. Section 10.5(b) of the Credit Agreement shall be amended in its entirety to read as follows:

         "(b) to pay the fees and expenses of the Financial Advisor specified in its engagement letter dated February 14, 2002 and to pay or reimburse each Lender and the Agents for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement (including, without limitation, this Section 10.5 or any other similar provision in the other Loan Documents), the other Loan Documents and any such other documents or in connection with any work-out, restructuring or negotiations in respect thereof or in connection with the bankruptcy, insolvency or reorganization with respect to the Borrower or any Restricted Subsidiary, including the reasonable fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent,".

                  2.22. Annex A (Pricing Grid). Annex A to the Credit Agreement shall be amended and restated in its entirety to read as set forth in Annex A to this Amendment No. 2.

                  2.23. Schedule 7.5 (Permitted Dispositions). Schedule 7.5 to the Credit Agreement shall be amended and restated to read in its entirety as set forth in Schedule 7.5 to this Amendment No. 2.



                                Amendment No. 2

                  Section 3. Waivers. Subject to the satisfaction of the conditions specified in Section 5 of this Amendment No. 2, but with effect on and after the date hereof, each of the Required Lenders and the Majority Revolving Facility Lenders waive any Default or Event of Default that has occurred and is continuing under the Credit Agreement on the date hereof as a result of the Borrower's failure to comply, as of December 31, 2001, with Sections 7.1(a) and (b) of the Credit Agreement.

                  Section 4. Representations and Warranties. Each of Holdings and the Borrower jointly and severally represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment No. 2, (a) no Default or Event of Default shall have occurred and be continuing and (b) the representations and warranties set forth in Section 4 of the Credit Agreement (as amended hereby) are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representations and warranties expressly relate to any earlier date, as of such earlier date) and as if each reference in said Section 4 to "this Agreement" and the "Loan Documents" included reference to this Amendment No. 2.

                  Section 5. Conditions Precedent. As provided in Sections 2 and 3 of this Amendment No. 2, the amendments to the Loan Documents set forth in said Section 2 and the waivers set forth in said Section 3 shall become effective as of the date hereof upon:

                  (i) Counterparts. Receipt by the Administrative Agent of one or more counterparts of this Amendment No. 2 duly executed and delivered by the Borrower, Holdings, Windy Hill, DPC and the Administrative Agent (with the written consent of each of the Required Lenders and the Majority Revolving Facility Lenders provided in the form of the Lender Consent attached hereto as Exhibit A) and of Amendment No. 1 dated as of the date hereof to the Guarantee and Collateral Agreement, substantially in the form attached hereto as Exhibit B, duly executed and delivered by Holdings, the Borrower, Windy Hill, DPC and the Administrative Agent;

                  (ii) Opinion of Borrower's Counsel. Receipt by the Administrative Agent of an opinion of counsel to Holdings, the Borrower and its Restricted Subsidiaries in form and substance reasonably satisfactory to the Administrative Agent (and the Borrower hereby instructs each such counsel to deliver such opinion to the Lenders and the Administrative Agent);

                  (iii) Amendment Fee. Payment by the Borrower of an amendment fee to the Administrative Agent for the account of each Lender that has executed a Lender Consent in the form attached hereto as Exhibit A on or before 5:00 p.m., New York City time, on March 22, 2002, such fee to be in an amount equal to 0.25% of the sum of the aggregate unpaid principal amount of the Term Loans held by such Lender and the Revolving Commitment then in effect of such Lender;


                                Amendment No. 2

                  (iv) Expenses, Etc. Payment by the Borrower of all other fees and expenses required to be paid, including the fees and expenses of the Financial Advisor specified in its engagement letter dated February 14, 2002, and all expenses for which invoices have been presented (including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent and of the Co-Agent) in connection with this Amendment No. 2; and

                  (v) Other Additional Matters. All required corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment No. 2 being reasonably satisfactory in form and substance to the Administrative Agent, and receipt by the Administrative Agent of such other documents in respect of the transactions contemplated hereby as it shall reasonably request.

                  Section 6. Ratification of Obligations, Etc. By its execution of this Amendment No. 2, each of the Loan Parties (a) ratifies and reaffirms its obligations under the Credit Agreement (as modified by this Amendment No. 2) to the extent such Loan Party is a party thereto, and under the other Loan Documents (including, without limitation, the Guarantee and Collateral Agreement as amended by Amendment No. 1 thereto dated as of the date hereof) to which it is a party, in all respects, and confirms that each such agreement to which it is a party is valid and enforceable against such Loan Party as set forth in
Section 4.4 of the Credit Agreement, (b) waives any defense, right of set-off or claim against the Administrative Agent, the Co-Agent, any Lender or their respective affiliates, directors, officers, employees, agents, attorneys and representatives to or arising under the Credit Agreement or the other Loan Documents and hereby releases the Administrative Agent, the Co-Agent, each Lender and their respective affiliates, directors, officers, employees, agents, attorneys and representatives from any liability thereunder or related thereto and (c) agrees that there are no oral agreements or understandings among such Loan Party and the Administrative Agent, the Co-Agent or any Lender relating to this Amendment No. 2, the Credit Agreement, the Guarantee and Collateral Agreement, Amendment No. 1 thereto or any other Loan Document.

                  Section 7. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. Delivery of an executed signature page of this Amendment No. 2 by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.




                                Amendment No. 2

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

                                         DOANE PET CARE ENTERPRISES, INC.


                                         By /s/ Philip K. Woodlief
                                            -----------------------------
                                            Name:  Philip K. Woodlief
                                            Title: Vice President and CFO


                                         DOANE PET CARE COMPANY


                                         By /s/ Philip K. Woodlief
                                            -----------------------------
                                            Name:  Philip K. Woodlief
                                            Title: Vice President and CFO


                                         DOANE/WINDY HILL JOINT VENTURE L.L.C.
                                         By:   Doane Pet Care Company,
                                               its sole member


                                         By /s/ Philip K. Woodlief
                                            -----------------------------
                                            Name:  Philip K. Woodlief
                                            Title: Vice President and CFO


                                         DPC INVESTMENT CORP.



                                         By /s/ Philip K. Woodlief
                                            -----------------------------
                                            Name:  Philip K. Woodlief
                                            Title: Vice President and CFO


                                         JPMORGAN CHASE BANK,
                                           as Administrative Agent


                                         By /s/ Kathryn A. Duncan
                                            -----------------------------
                                            Name:  Kathryn A. Duncan
                                            Title: Vice President





                                Amendment No. 2

                                                                    Schedule 7.5

                             PERMITTED DISPOSITIONS

The Deep Run Plant properties located in Dublin, Pennsylvania

Capital Stock of any of the Unrestricted Subsidiaries











                                Amendment No. 2

                                                                         ANNEX A

                                  PRICING GRID

REVOLVING CREDIT LOANS
AND TRANCHE A DOLLAR TERM LOANS:
ABR Loans                                  3.75%
Eurodollar Loans                           4.75%


TRANCHE A EURO TERM LOANS:                 4.75%


TRANCHE B TERM LOANS:
ABR Loans                                  3.75%
Eurodollar Loans                           4.75%


TRANCHE C TERM LOANS:
ABR Loans                                  3.75%
Eurodollar Loans                           4.75%


COMMITMENT FEE RATE:                       1.00%

                                                                       EXHIBIT A

                                 LENDER CONSENT

         Reference is made to the Amended and Restated Credit Agreement dated as of May 8, 2000 (as amended and in effect from time to time, the "Credit Agreement") among DOANE PET CARE ENTERPRISES, INC., a Delaware corporation ("Holdings"), DOANE PET CARE COMPANY, a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders") and JPMORGAN CHASE BANK (formerly named The Chase Manhattan Bank), as administrative agent (in such capacity, the "Administrative Agent"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower in an original aggregate principal or face amount not exceeding $410,375,000 and (pound sterling)82,000,000. Capitalized terms used and not otherwise defined herein are deemed to have the respective meanings assigned to such terms in the Credit Agreement.

         The undersigned Lender party to the Credit Agreement hereby (i) consents to Amendment No. 2 to the Credit Agreement, dated as of March 22, 2002 and effective as of the date thereof, substantially in the form to which this Lender Consent is attached ("Amendment No. 2") and (ii) authorizes and directs the Administrative Agent to execute and deliver Amendment No. 2 on behalf of such Lender and Amendment No. 1 to the Guarantee and Collateral Agreement referred to in Section 5(i) of Amendment No. 2.

Full Name of Lender:  _____________________________________


By:  __________________________________

Name:  ________________________________

Title:  _______________________________

Date:  March __, 2002

                                                                       EXHIBIT B

                                 AMENDMENT NO. 1
                                       TO
                       GUARANTEE AND COLLATERAL AGREEMENT

                  AMENDMENT NO. 1 dated as of March 22, 2002 to the Guarantee and Collateral Agreement referred to below, among DOANE PET CARE ENTERPRISES, INC., a Delaware corporation ("Holdings"), DOANE PET CARE COMPANY, a Delaware corporation (the "Borrower"), DOANE/WINDY HILL JOINT VENTURE L.L.C., a Texas limited liability company ("Windy Hill"), DPC INVESTMENT CORP., a Delaware corporation ("DPC"), and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as administrative agent (in such capacity, the "Administrative Agent").

                  Holdings, the Borrower, the Lenders party thereto and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of May 8, 2000 (as amended by Amendment No. 1 dated as of March 26, 2001 and Amendment No. 2 dated as of March 22, 2002 and as otherwise amended, waived or modified, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower in an original aggregate principal or face amount not exceeding $410,375,000 and (pound sterling)82,000,000.

                  The Grantors party thereto and the Administrative Agent are parties to an Amended and Restated Guarantee and Collateral Agreement dated as of May 10, 2000 (as amended, waived or modified and in effect immediately prior to the effectiveness of this Amendment No. 1, the "Guarantee and Collateral Agreement"), pursuant to which, inter alia, the Grantors party thereto have granted to the Administrative Agent for the ratable benefit of the Lenders a security interest in certain assets of such Grantors.

                  Holdings, the Borrower, Windy Hill, DPC and the Administrative Agent wish to amend the Guarantee and Collateral Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined this Amendment No. 1, terms defined in the Guarantee and Collateral Agreement are used herein as defined therein.

                  Section 2. Amendments to Guarantee and Collateral Agreement. Effective as of the date hereof, the Guarantee and Collateral Agreement shall be amended as follows:

                  2.1. References. References in the Guarantee and Collateral Agreement (including references to the Guarantee and Collateral Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Guarantee and Collateral Agreement as amended hereby.

                  2.2. Definitions. Section 1.1 of the Credit Agreement shall be amended by inserting the following definitions:

                  "Deposit Account": the meaning ascribed thereto in Article 9 of the New York UCC.

                  "Operating Accounts": the Deposit Accounts listed on Schedule 9 to this Agreement.

                  "Securities Account": the meaning ascribed thereto in Article 8 of the New York UCC.

                  2.3. Grant of Security Interest. Section 3.1 of the Guarantee and Collateral Agreement shall be amended by (a) deleting the word "and" at the end of clause (k) thereof; and (b) adding a new clause (l) thereto (and renaming existing clause (l) as clause (m)) to read as follows:

                  "(l) all Deposit Accounts and Securities Accounts (including, without limitation, the Operating Accounts), all financial assets (within the meaning of Section 8-102(a)(9) of the New York UCC), all other property from time to time credited thereto or carried therein and all security entitlements with respect thereto; and".

                  2.4. Schedule 9 (Operating Accounts): A new Schedule 9 shall be added to the Guarantee and Collateral Agreement to read as set forth in
Schedule 9 to this Amendment No. 1.

                  Section 3. Confirmation. By its execution of this Amendment No. 1, each of the Loan Parties jointly and severally represents and warrants to the Administrative Agent and each Lender that, as of the date of effectiveness of this Amendment No. 1, (a) such Loan Party has no Securities Accounts and (b) such Loan Party has no Deposit Accounts held with Bank of America N.A. other than the Operating Accounts.

                  Section 4. Miscellaneous. Except as herein provided, the Guarantee and Collateral Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. Delivery of an executed signature page of this Amendment No. 1 by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.




                                Amendment No. 1

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

                                        DOANE PET CARE ENTERPRISES, INC.


                                        By _________________________
                                           Name:
                                           Title:


                                        DOANE PET CARE COMPANY


                                        By _________________________
                                           Name:
                                           Title:

                                        DOANE/WINDY HILL JOINT VENTURE L.L.C.
                                        By:      Doane Pet Care Company,
                                                 its sole member


                                        By: __________________________
                                            Name:
                                            Title:


                                        DPC INVESTMENT CORP.


                                        By: __________________________
                                            Name:
                                            Title:

                                        JPMORGAN CHASE BANK,
                                          as Administrative Agent

                                        By _________________________
                                           Name:
                                           Title:



                                Amendment No. 1

                                                                      Schedule 9

                                    ACCOUNTS

-------------------------------------------------------------------------------------------------------------------
Name of Loan Party              Account Number               Account Name                 Address Where Account is
                                                                                          Located

-------------------------------------------------------------------------------------------------------------------
Doane Pet Care Company          003299816597                 Doane Pet Care Company A/P   Bank of America N.A.
                                                             Account-GA                   101 North Tryon St.
                                                                                          NC1-001-13-26
                                                                                          Charlotte, NC 28255
                                                                                          (ABA#061000052)

-------------------------------------------------------------------------------------------------------------------
Doane Pet Care Company          003299816605                 Doane Pet Care Company       Bank of America N.A.
                                                             Payroll Account-GA           101 North Tryon St.
                                                                                          NC1-001-13-26
                                                                                          Charlotte, NC 28255
                                                                                          (ABA#061000052)

-------------------------------------------------------------------------------------------------------------------
Doane Pet Care Company          003784755403                 Doane Pet Care Company       Bank of America N.A.
                                                             Operating Account-TN         101 North Tryon St.
                                                                                          NC1-001-13-26
                                                                                          Charlotte, NC 28255
                                                                                          (ABA#064000020)

-------------------------------------------------------------------------------------------------------------------